SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                         Date of Report: August 8, 2003




                               NL INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



      New Jersey                      1-640                        13-5267260
   (State or other                 (Commission                   (IRS Employer
   jurisdiction of                 File Number)                  Identification
    incorporation)                                                    No.)



5430 LBJ Freeway, Suite 1700, Dallas, TX                            75240-2697
(Address of principal executive offices)                            (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)  Exhibit

                  Item No.              Exhibit Index
                  ----------         ----------------------------------------
99.1     Press release dated August 8, 2003 issued by NL Industries, Inc.


Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on August 8, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NL INDUSTRIES, INC.
                                                          (Registrant)




                               By: /s/ Robert D. Graham
                                   ----------------------------
                                   Robert D. Graham
                                   Vice President, General Counsel and Secretary




Date:  August 8, 2003

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    --------------------------------------------------

99.1           Press release dated August 8, 2003 issued by NL Industries, Inc.